                                     EXHIBIT 10.17
                  AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
                              Dated as of March 16, 1998

                                          of

                          CORPORATE OFFICE PROPERTIES TRUST

                                  for the benefit of

                   HOLDERS OF PARTNERSHIP UNITS AND PREFERRED UNITS

                                          of

                          CORPORATE OFFICE PROPERTIES, L.P.

                                         and

                   HOLDERS OF COMMON SHARES OF BENEFICIAL INTEREST

                                          of

                          CORPORATE OFFICE PROPERTIES TRUST



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                                          2

                  AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

          THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of March 16, 1998 by Corporate Office Properties Trust, a Maryland real estate investment trust (the "Company"), for the benefit of (w) the persons who own limited partnership units ("Partnership Units") and/or preferred units ("Preferred Units"), whether owned as of the date hereof or hereafter acquired, of Corporate Office Properties, L.P., a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act (the "Partnership"), (x) Vernon Beck, Robert L. Denton, Clay W. Hamlin III, John Parsinen and Jay H. Shidler, (y) persons issued common shares of beneficial interest, par value $0.01 per share of the Company ("Common Shares") in exchange for shares of common stock, par value $0.01 per share (the "Common Stock"), of Royale Investments, Inc., a Minnesota corporation ("Royale"), pursuant to the Contribution Agreement (as defined below), and (z) the respective successors. assigns, transferees and estates of the persons identified in clauses (w), (x) and (y) (herein referred to collectively as the "Holders" and individually as a "Holder"). The Partnership Units and Preferred Units are herein sometimes collectively called the "Units."

          WHEREAS, on October [14], 1997 certain Holders become owners of Units in connection with the contributions (the "Contributions") of certain general and limited partnership interests and other assets to the Partnership pursuant to the Formation/Contribution Agreement dated as of September 7, 1997 by and among the Company, H/SIC Corporation, Strategic Facility Investors, Inc., South Brunswick Investment Company, LLC, Comcourt investment Corporation and Gateway Shannon Development Corporation, as the same may at any time be amended, modified and supplemented and in effect (the "Contribution Agreement");

          WHEREAS, pursuant to the Partnership Agreement (as defined below) the Holders of Preferred Units have the right to convert them into Partnership Units as and to the extent set forth in the Partnership Agreement;

          WHEREAS, on October [14], 1997, Royale became the sole general partner of the Partnership and executed a registration rights agreement with terms substantially the same as this Agreement;

          WHEREAS, on October [14], 1997 certain Holders become owners of shares of Common Stock pursuant to the Contribution Agreement in consideration of assets transferred to the Company;

          WHEREAS, on the date hereof, the Company has succeeded by merger to all of the rights and obligations of Royale and each share of Common Stock has been converted into the right to receive one Common Share;

          WHEREAS, on the date hereof, the Common Shares are publicly held and traded and the Company is an issuer which is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act");

          WHEREAS, in connection with the foregoing, the Company wishes to confirm its obligations and has agreed, subject to the terms, conditions and limitations set forth in this Agreement, to provide the Holders with certain registration rights in respect of Common Shares either issued (x) pursuant to the Contribution Agreement or (y) upon redemption of Partnership Units as and to the extent set forth in that certain Limited Partnership Agreement of the Partnership dated October 14, 1997 among the sole general and initial limited

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                                          3

partners party thereto, as the same has been, and may be further, amended, modified or supplemented from time to time and in effect (the "Partnership Agreement").

          NOW, THEREFORE, the Company and the Partnership for the benefit of the Holders each agrees as follows:

          Section 1.     Definitions.

          As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          Commission:  The Securities and Exchange Commission.

          Common Shares: Common shares of beneficial interest, $0.01 par value, of the Company.

          Contribution Agreement:  As set forth in the preamble.

          Contributions:  As set forth in the preamble.

          Exchange Act:  As set forth in the preamble.

          Holder or Holders:  As set forth in the preamble.

          Holders Entitled to Registration Rights:  As set forth in Section
2(b).

          Indemnitee: A Holder of Registerable Securities covered by a registration statement filed with the Commission as provided in this Agreement pursuant to Sections 2, 4 or 5 hereof.

          Majority Holders: At any time, Holders of Registrable Securities, Preferred Units then convertible into Partnership Units and Partnership Units then redeemable for Registrable Securities who, if all such Preferred Units were converted and all such Partnership Units were so redeemed, would then hold a majority of the Registrable Securities.

          Minimum Registrable Amount: At any date of determination, Registrable Securities having an aggregate fair market value of at least $3 million.

          NASD:  The National Association of Securities Dealers, Inc.

          Partnership:  As set forth in the preamble.

          Partnership Agreement:  As set forth in the preamble.

          Partnership Units:  As set forth in the Partnership Agreement.

          Person: Any individual, partnership, corporation, limited liability company, trust or other legal entity.

          Preferred Units:  As set forth in the Partnership Agreement.

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                                          4

          Prospectus: A prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          Registrable Securities: The Shares, excluding (i) Shares as to which a Registration Statement shall have become effective under the Securities Act pursuant to Section 2, 3 or 4 of this Agreement and which shall have been disposed of under such Registration Statement, (ii) Shares sold or otherwise distributed pursuant to Rule 144 under the Securities Act and (iii) Shares as to which registration under the Securities Act is not required to permit the sale thereof to the public.

          Sale Period: The 45-day period immediately following the filing with the Commission by the Company of an annual report of the Company on Form 10-K or a quarterly report of the Company on Form 10-Q or such other period as the Company may determine from time to time.

          Securities Act: The Securities Act of 1933, as amended from time to time.

          Shares: The Common Shares issued to Holders of Partnership Units upon redemption of their Partnership Units pursuant to the Partnership Agreement or to Holders pursuant to the Contribution Agreement.

          Shelf Registration: A "shelf" registration of the Registrable Securities under Rule 415 under the Securities Act.

          Shelf Registration Statement: Shall mean a "shelf" registration statement of the Company and any other entity required to be a registrant with respect to such shelf registration statement pursuant to the requirements of the Securities Act which covers all of the Registrable Securities then issued and outstanding or which may thereafter be issued in redemption of any Partnership Units (including, without limitation, Units issuable upon conversion of Preferred Units) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

          Units:  Preferred Units and Partnership Units, collectively.

          Section 2.     Shelf Registration Under the Securities Act.

          (a) Filing of Shelf Registration Statement. By August [14], 1998 and by each March 31 after such initial filing, the Company shall cause to be filed a Shelf Registration Statement covering the sale by the then Holders of all of the Registrable Securities then held by them in accordance with the terms hereof and will use its reasonable best efforts to cause each such Shelf Registration Statement to be declared effective by the Commission as soon as reasonably practicable. The Company agrees to use its reasonable best efforts to keep each such Shelf Registration Statement continuously effective under the Securities Act until such time as the aggregate number of Registrable Securities covered by all such Shelf Registration Statements and then outstanding (computed for this purpose as if all outstanding Preferred Units have been converted into Partnership Units and all thereafter outstanding Partnership Units have been redeemed for Common Shares) is less than 5% of the then outstanding Common Shares (computed as aforesaid and including, without limitation, Common Shares issuable in respect of Retained Interests (as defined in the Contribution Agreement)), and further agrees

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                                          5

to supplement or amend each such Shelf Registration Statement, if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for a Shelf Registration. Each Holder who sells Shares as part of any such Shelf Registration shall be deemed to have agreed to all of the terms and conditions of this Agreement and to have agreed to perform any an all obligations of a Holder hereunder.

          (b) Inclusion in Shelf Registration Statement. Not later than 30 days prior to filing the Shelf Registration Statement with the Commission, the Company shall notify each then Holder of Registrable Securities (including any Person who is then entitled to become a Holder pursuant to the Partnership Agreement by reason of owning Units or Preferred Units, including, without limitation, Persons holding Retained Interests) ("Holders Entitled to Registration Rights") of its intention to make such filing and request advice from each such Holder as to whether such Holder desires to have Registrable Securities held by it or which it is entitled to receive not later than the last day of the first Sale Period occurring in whole or in part after the date of such notice included in the Shelf Registration Statement at such time; provided, however, that the Company shall not be required to so notify any such Holder in respect of Registrable Securities previously registered pursuant to a Shelf Registration Statement filed in accordance with this Section 2 which such Holder could then dispose of pursuant to such Registrable Securities. Any such Holder who is so notified and does not provide the information reasonably requested by the Company in connection with the preparation of the Shelf Registration Statement as promptly as practicable after receipt of such notice, but in no event later than 20 days thereafter, shall not be entitled to have its Registrable Securities included in such Shelf Registration Statement at the time it becomes effective, but shall have the right thereafter to deliver to the Company a Registration Notice as contemplated by Section 3(b).

          Section 3.     Shelf Registration Procedures.

          In connection with the obligations of the Company with respect to each Shelf Registration Statement pursuant to Section 2 hereof, the Company shall:

          (a) prepare and file with the SEC, within the time period set forth in Section 2(a) hereof, a Shelf Registration Statement, which Shelf Registration Statement (i) shall be available for the sale of the Registrable Securities covered thereby in accordance with the intended method or methods of distribution by the selling Holders thereof and (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith.

          (b)  subject to the last three sentences of this Section 3(b) and to
     Section 3(i) hereof, (i) prepare and file with the Commission such amendments and post-effective amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the applicable period; (ii) cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond promptly to any comments received from the Commission with respect to such Shelf Registration Statement, or any amendment, post-effective amendment or supplement relating thereto; and
     (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Shelf Registration
     Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in clauses (i),
     (ii) or (iii) above with respect to a particular Holder of Registrable Securities unless and until the Company has received either a written notice (a "Registration No-

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                                          6

     tice") from such Holder that it intends to make offers or sales under such Shelf Registration Statement as specified in such Registration Notice or a written response from such Holder of the type contemplated by Section 2(b); provided, however, that the Company shall have 7 business days to prepare and file any such amendment or supplement after receipt of a Registration Notice. Once a Holder has delivered such a written response or a Registration Notice to the Company, such Holder shall promptly provide to the Company such information as the Company reasonably requests in order to identify such Holder and the method of distribution in a post-effective amendment to such Shelf Registration Statement or a supplement to a Prospectus. Offers or sales under such Shelf Registration Statement may be made only during a Sale Period. Such Holder also shall notify the Company in writing upon completion of such offer or sale or at such time as such Holder no longer intends to make offers or sales under such Shelf Registration Statement.

          (c) furnish to each Holder of Registrable Securities that has delivered a Registration Notice to the Company, without charge, as many copies of each applicable Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities;
     the Company consents to the use of such Prospectus, including each preliminary Prospectus, by each such Holder of Registrable
     Securities in connection with the offering and sale of the Registrable Securities covered by such Prospectus or the preliminary Prospectus.

          (d) use its reasonable best efforts to register or qualify the Registrable Securities covered thereby by the time such Shelf Registration Statement is declared effective by the Commission under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by such Shelf Registration Statement shall reasonably request in writing, keep each such registration or qualification effective during the period such Shelf Registration Statement is required to be kept effective or during the period offers or sales are being made by a Holder that has delivered a Registration Notice to the Company, whichever is shorter, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities then owned by such Holder (after giving effect to the redemption of Partnership Units then held by such Holder); provided, however, that the Company shall not be required (i) to qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not be required so to qualify or register but for this Section
     3(d), (ii) to subject itself to taxation in any such jurisdiction or (iii) to submit to the general service of process in any such jurisdiction.

          (e) notify each Holder when such Shelf Registration Statement has become effective and notify each Holder of Registrable Securities that has delivered a Registration Notice to the Company promptly and, if requested by such Holder, confirm such advice in writing (i) when any post-effective amendments and supplements to such Shelf Registration Statement become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation of any proceedings for that purpose, (iii) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose and
    (iv) of the happening of any event during the period such Shelf Registration Statement is effective as a result of which such Shelf Registration Statement or a related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

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                                          7

           (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement at the earliest possible moment.

           (g) furnish to each Holder of Registrable Securities covered thereby that has delivered a Registration Notice to the Company, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested).

           (h) cooperate with the selling Holders of Registrable Securities covered thereby to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Registrable Securities to be issued for such numbers of shares and registered in such names as the selling Holders may reasonably request at least two business days prior to any sale of Registrable Securities.

           (i) subject to the last three sentences of Section 3(b) hereof, upon the occurrence of any event contemplated by Section 3(e)(iv) hereof, use its reasonable best efforts promptly to prepare and file a supplement or prepare, file and obtain effectiveness of a post-effective amendment to such Shelf Registration Statement or a related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           (j) make available for inspection by representatives of the Holders of the Registrable Securities and any counsel or accountant retained by such Holders, all financial and other records, pertinent corporate documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, counsel or accountant in connection with such Shelf Registration Statement; provided, however, that such records, documents or information which the Company determines in good faith to be confidential, and notifies such representatives, counsel or accountants in writing that such records, documents or information are confidential, shall not be disclosed by the representatives, counsel or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a material misstatement or omission in such Shelf Registration Statement, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such records, documents or information have been generally made available to the public otherwise than in violation of this Agreement.

           (k) a reasonable time prior to the filing of any Prospectus, any amendment to such Shelf Registration Statement or amendment or supplement to a Prospectus, provide copies of such document (not including any documents incorporated by reference therein unless requested) to the Holders of Registrable Securities that have provided a Registration Notice to the Company.

           (l) use its reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed.

           (m) obtain a CUSIP number for all Registrable Securities, not later than the effective date of such Shelf Registration Statement.

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                                          8

           (n) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

           (o) use its reasonable best efforts to cause the Registrable Securities covered by such Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable Holders that have delivered Registration Notices to the Company to consummate the disposition of such Registrable Securities.

           The Company may require each Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

           In connection with and as a condition to the Company's obligations with respect to any Shelf Registration Statement pursuant to Section 2 hereof and this Section 3, each Holder agrees with the Company that:

           (i) it will not offer or sell its Registrable Securities under a Shelf Registration Statement until (A) it has either (1) provided a Registration Notice pursuant to Section 3(b) hereof or (2) had Registrable Securities included in such Shelf Registration Statement at the time it became effective pursuant to Section 2(b) hereof and (B) it has received copies of the supplemented or amended Prospectus contemplated by Section 3(b) hereof and receives notice that any post-effective amendment has become effective;

           (ii) upon receipt of any notice from the Company of the happening of anv event of the kind described in Section 3(b)(iv) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Shelf Registration Statement until such Holder receives copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice;

           (iii) all offers and sales under such Shelf Registration Statement shall be completed within forty-five (45) days after the first date on which offers or sales can be made pursuant to clause (i) above, and upon expiration of such forty-five (45) day period the Holder will not offer or sell its Registrable Securities under the Shelf Registration Statement until it has again complied with the provisions of clauses
     (i)(A)(1) and (B) above, except that if the applicable Registration Notice was delivered to the Company at a time which was not part of a Sale Period, such forty-five (45) day period shall be the next succeeding Sale Period;

           (iv) if the Company determines in its good faith judgment, after consultation with counsel, that the filing of a Shelf Registration Statement under Section 2 hereof or the use of any Prospectus would require the disclosure of important information which the

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                                          9

     Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a significant transaction, upon written notice of such determination by the Company, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to a Shelf Registration Statement or Prospectus or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to a Shelf Registration Statement (including any action contemplated by this Section 3) will be suspended until the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this paragraph is no longer necessary; provided, however, that the Company may not suspend such rights for an aggregate period of more than 90 days in any 12-month period; and

           (v) in the case of the registration of any underwitten equity offering proposed by the Company (other than any registration by the Company on Form S-8, or a successor or substantially similar form, of
     (i) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan or (ii) a dividend reinvestment plan), such Holder will agree, if requested in writing by the managing underwriter or underwriters administering such offering, not to effect any offer, sale or distribution of any Registrable Securities (or any option or right to acquire Registrable Securities) (each, a "Transfer") during the period commencing on the 10th day prior to the expected effective date (which date shall be stated in such notice) of the registration statement covering such underwritten primary equity offering or, if such offering shall be a "take-down" from an effective shelf registration statement, the 10th day prior to the expected commencement date (which date shall be stated in such notice) of such offering, and ending on the date specified by such managing underwriter in such written request to such Holder; provided, however, that no Holder shall be required to agree not to Transfer its Registrable Securities for a period of time which is longer than the greater of 90 days or the period of time for which any senior executive of the Company is required so to agree in connection with such offering.
      Nothing in this paragraph shall be read to limit the ability of any Holder to redeem its Partnership Units for Common Shares in accordance with the Partnership Agreement.

          Section 4.     Piggyback Registration.

          (a)  Right to Piggyback.  Whenever on or after August [14], 1998
(x) the Company proposes to register any Common Shares (or securities convertible into or exchangeable or exercisable for such Common Shares) under the Securities Act for its own account or the account of any shareholder of the Company (other than offerings pursuant to employee plans, or noncash offerings in connection with a proposed acquisition, exchange offer, recapitalization or similar transaction) and (y) the registration form may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all of the Holders of Common Shares or Units outstanding on the date hereof (the "Original Holders") of its intention to effect such a registration and will, subject to Section 4(b) and Section 10 hereof, include in such registration all Registrable Securities with respect to which such Original Holders request in writing to be so included within 20 days after the receipt of the Company's notice; provided, however, that the Company shall not be required to give such notice or to effect such registration in respect of any Registerable Securities which have been, or are in the process of being, registered pursuant to any Shelf Registration Statement.

          (b) Priority. If a registration pursuant to this Section 4 involves an underwritten offering and the managing underwriter advises the Company in good faith that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without

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                                          10

having an adverse effect on such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration the maximum number of shares that such underwriter advises can be so sold, allocated (x) first, to the securities the Company proposes to sell, (y) second, among the Common Shares requested to be included in such registration by the Original Holders (other than Registrable Securities previously registered pursuant to a Shelf Registration Statement filed in accordance with Section 2 hereof under which such Original Holder could then dispose of such Registrable Securities), considered in the aggregate (if such registration was initiated by the Company), and any other shareholder of the Company with Common Shares eligible for registration, pro rata, on the basis of the number of Common Shares such holder requests be included in such registration, and (z) third, among other securities, if any, requested and otherwise eligible to be included in such registration.

          (c) Nothing contained herein shall prohibit the Company from determining, at any time, not to file a registration statement or, if filed, to withdraw such registration or terminate or abandon the registration related thereto.

          Section 5.     Requested Registration.

          (a) Right to Request Registration. Upon the written request of Original Holders owning 6% or more of the outstanding Registrable Securities then owned in the aggregate by such Holders (the "Requesting Holders") (computed for these purposes as if all Preferred Units have been converted into Partnership Units and thereafter all outstanding Partnership Units have been redeemed for Common Shares), requesting that the Company effect the registration under the Securities Act of at least the Minimum Registration Amount, the Company shall use its best efforts to effect, as expeditiously as possible, following the prompt (but in no event later than 15 days following the receipt of such written request) delivery of notice to all Original Holders, the registration under the Securities Act of such number of shares of Registrable Securities owned by the Requesting Holders and requested by the Requesting Holders to be so registered (subject to Section 5(c) hereof), together with (x) all other Common Shares entitled to registration, and (y) securities of the Company which the Company elects to register and offer for its own account; provided, however, that the Company shall not be required to
(i) subject to Section 5(b) below, effect more than a total of three such registrations pursuant to this Agreement, (ii) file a registration statement relating to a registration request pursuant hereto within a period of six months after the effective date of any other registration statement of the Company requested hereunder (other than pursuant to Section 2) or pursuant to which the Requesting Holders shall have been given an opportunity to participate pursuant to Section 4 hereof and which opportunity they declined or which registration statement under Section 4 hereof included shares of Registrable Securities owned by Holders Entitled to Registration Rights (so long as such registration statement became and was effective for sufficient, time to permit the sales contemplated thereby) or (iii) file a registration statement relating to the registration of Registerable Securities which are already being registered pursuant to a Shelf Registration Statement; provided further, that the Company shall not be required to file a registration statement relating to an offering of Common Shares on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act if the Company is not, at the time, eligible to register Common Shares on Form S-3 (or a successor form).

          Notwithstanding the foregoing, if the Board of Directors of the Company determines in its good faith judgment, (x) after consultation with a nationally recognized investment banking fim, that there will be an adverse effect on a then contemplated public offering of the Company's securities,
(y) that the disclosures that would be required to be made by the Company in connection with such registration would be materially harmful to the Company because of transactions then being considered by, or other events then concerning, the Company, or (z) the registration at the time would require the inclusion of pro forma or other information, which requirements the Company is reasonably unable to comply with, then the Company may defer the filing (but not the preparation) of the registration statement which is required to effect any registration pursuant to this Section 5 for a reasonable period of time, but not in excess of 90 calendar days (or any longer period agreed to by the Holders Entitled to Registration Rights), provided that at all times the Company is in good faith using all reasonable efforts to file such registration statement as soon as practicable.

          (b) Effective Registration. A registration requested pursuant to this Section 5 shall not be deemed to have been effected (and, therefore, not requested for purposes of Section 5(a) above) (w) unless the registration statement relating thereto has become effective under the Securities Act, (x) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason other than a misrepresentation or an omission by a Holder and, as a result thereof, the shares of Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution, (y) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of some act or omission by a participating Holder or (z) if with respect to what would otherwise be deemed the third, or last, request under Section 5(a) hereof, less than all of the Common Shares that the Original Holders requested be registered were actually registered due to the operation of Section 5(c) hereof; provided that clause (z) above may not be invoked by the Original Holders unless (I) such request includes at least the Minimum Registration Amount or (II) if such request includes an amount that is less than the Minimum Registration Amount, Rule 144 under the Securities Act is not available to the Original Holders for the sale of all of the Common Shares owned by the Original Holders; and provided further that clause (z) above may be invoked only at the request of Original Holders meeting the foregoing requirements and owning more than 10% of the shares of Registrable then owned (computed as aforesaid) in the aggregate by the Original Holders.

          (c)  Priority.  If a requested registration pursuant to this
Section 5 involves an underwritten offering and the managing underwriter shall advise the Company that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having an adverse effect on such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration the maximum number of shares that such underwriter advises can be so sold, allocated (x) first, among all Common Shares requested by the Original Holders to be included in such registration, pro rata on the basis of the number of Common Shares then owned by each of them (or, if such holder requests that less than all of the Common Shares owned by such holder be included in such registration, such lesser number of shares) (y) second, to any securities requested to be included in such registration by any other shareholder of the Company having registration rights and (z) third, to any securities the Company proposes to sell.

          Section 6. Registration Procedures. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement pursuant to Section 4 or 5 hereof, the Company shall:

          (a) prepare and file with the Commission as expeditiously as possible but in no event later than 90 days after receipt of a request for registration with respect to such Registrable Securities, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate, which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided that before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, the Company shall (x) fur-nish to each participating Holder and to one firm of attorneys selected collectively by the participating Holders and the holders of other securities covered by such registration statement, but in no event to more than one such counsel for all such selling securityholders, copies of all such documents proposed to be filed, which documents shall be subject to the review of the participating Holders and such counsel, and
     (y) notify the participating Holders of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period which shall terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish, without charge, to the participating Holders and each underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (including one conformed copy to each participating Holder and one signed copy to each managing underwriter and in each case including all exhibits thereto), and the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as the participating Holders may reasonably request in order to facilitate the disposition of the Registrable Securities registered thereunder;

          (d) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdiction as the participating Holders, and the managing underwriter, if any, reasonably requests and do any and all other acts and things which may be reasonable necessary or advisable to enable the participating Holders and each underwriter, if any, to consummate the disposition in such jurisdiction of the Registrable Securities registered thereunder; provided that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

          (e) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such insurance regulatory authorities may be necessary by virtue of the business and operations of the Company to enable the participating Holders and other holders, if any, of securities covered by such registration statement to consummate the disposition of Registrable Securities registered thereunder;

          (f) immediately notify the managing underwriter, if any, and the participating Holders at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which comes to the Company's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall promptly prepare and furnish to the participating Holders and any other holder of securities covered by such registration statement and prospectus a supplement or amendment to such prospectus so that as thereafter delivered, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that if the Company determines in good faith that the disclosure that would be required to be made by the Company would be materially harmful to the Company because of transactions then being considered by, or other events then concerning, the Company, or a supplement or amendment to such prospectus at such time would require the inclusion of pro forma or other information, which requirement the Company is reasonably unable to comply with, then the Company may defer for a reasonable period of time, not to exceed 90 days, furnishing to the participating Holders and any other holder of securities covered by such registration statement and prospectus a supplement or amendment to such prospectus; provided, further, that at all times the Company is in good faith using all reasonable efforts to file such amendment as soon as practicable,

          (g) use its best efforts to cause all such securities being registered to be listed on each securities exchange on which similar securities issued by the Company are then listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form (provided that the applicable listing requirements are satisfied), and to provide a transfer agent and register for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

          (h) make available for inspection by any of the participating Holders and any holder of securities covered by such registration statement, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such persons (collectively, the "Inspectors"), all financial and other records of the Company and its subsidiaries (collectively, "Records"), if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such registration statement. Notwithstanding the foregoing, the Company shall have no obligation to disclose any Records to the Inspector in the event the Company determines that such disclosure is reasonably likely to have an adverse effect on the Company's ability to assert the existence of an attorney-client privilege with respect thereto;

          (i) if requested, use its best efforts to obtain a "cold comfort" letter and a "bring-down cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by such letters;

          (j) enter into a form of underwriting agreement that contains customary terms and provisions for similar securities offerings;

          (k) make available senior management personnel to participate in, and cause them to cooperate with the underwriters in connection with, "road show" and other customary marketing activities, including "one-on-one" meetings with prospective purchasers of the Registrable Securities; and

          (l) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least 12 months, beginning with the first month after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities

     Act), which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act and Rule 158 thereunder.

     It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of Registrable Securities which are to be registered at the request of any of the participating Holders that the participating Holders shall fumish to the Company such information regarding the securities held by the participating Holders and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

     Each of the Holders agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(f) hereof, the Holders shall discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(f) hereof or until otherwise notified by the Company, and, if so directed by the Company, the participating Holders shall deliver to the Company (at the Company's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in any participating Holder's possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give any such notice, the period specified in Section 6(b) hereof shall be extended by the greater of (x) three months of (y) the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(f) hereof to and including the date when each of the participating Holders shall have received the copies of the supplemented or amended prospectus contemplated by, Section 6(f) hereof.

     Section 7. Selection or Underwriters. If any offering pursuant to a registration statement is to be an underwritten offering, the Company will select a managing underwriter or underwriters to administer the offering, provided that in the case of a registration statement pursuant to Section 5 hereof, the Original Holders holding more than 50% of the shares of Registrable Securities held by the Original Holders to be included in such underwritten offering shall select the managing underwriter or underwriters, subject to the consent of the Company which consent shall not be unreasonably withheld or delayed.

     Section 8. Registration Expenses. The Company shall pay, in connection with any registration pursuant to Section 2, 4 or 5, the following registration expenses incurred in connection therewith: (i) all Commission, stock exchange or NASD registration and filing fees, (ii) all fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with the blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses (including without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities on any national securities exchange or interdealer quotation system, (vi) the reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters), (vii) the reasonable fees and disbursements of not more than one firm of attorneys acting as legal counsel for (x) all of the selling shareholders, collectively, in respect of a registration pursuant to Section 4 hereof or (y) all of the participating Holders, collectively, in respect of a registration pursuant to Section 5 hereof, (viii) the fees and expenses of any registrar and transfer agent for the Common Shares, (ix) the underwriting fees, discounts and commissions applicable to any Common Shares sold for the account of the Company and (x) all expenses of any Person in preparing or assisting in preparing, word processing, printing and distributing any registration statement, prospectus, certificates and other documents relating to the performance of and compliance with this Agreement. Except as otherwise provided in clause (ix) of this Section 8, the Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities.

          Section 9.     Indemnification; Contribution.

          (a) The Company agrees to indemnify and hold harmless each Indemnitee from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any prepricing prospectus, registration statement or prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to a participating Holder furnished in writing to the Company by or on behalf of a participating Holder expressly for use in connection therewith. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

          (b) If any action, suit or proceeding shall be brought against an Indemnitee in respect of which indemnity may be sought against the Company, such Indemnitee shall promptly notify the Company, and the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (x) the Company has agreed in writing to pay such fees and expenses, (y) the Company has failed to assume the defense and employ counsel, or (z) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by its counsel that representation of such Indemnitee and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Indemnitee). It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnitees not having actual or potential differing interests among themselves, and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless such Indemnitee, to the extent provided in the preceding paragraph, from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) Each of the participating Holders, severally and not jointly, agree to indemnify and hold harmless the Company, its directors, its officers who sign the registration statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to an Indemnitee, but only with respect to information relating to such Holder furnished in writing by or on behalf of such Holder expressly for use in the registration statement, prospectus or any prepricing prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, or any such controlling person based on the registration statement, prospectus or any prepricing prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Holder pursuant to this
Section 9(c), such Holder shall have the rights and duties given to the Company by Section 9(b) hereof (except that if the Company shall have assumed the defense thereof such Holder shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Holder's expense), and the Company, its directors, any such officer, and any such controlling person shall have the rights and duties given to an Indemnitee by Section 9(b) hereof. The foregoing indemnity agreement shall be in addition to any liability which the participating Holders may otherwise have.

          (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein. then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company and of the participating Holders in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of the Company on the one hand and a participating Holder on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by such participating Holder on the other hand and the parties' relative intent, knowledge, access or information and opportunity to correct or prevent such statement or omission.

          (e) The Company and the participating Holders agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(d) hereof. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in
Section 9(d) hereof shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this
Section 9, no participating Holder shall be required to contribute any amount in excess of the amount by which the proceeds to such participating Holder exceeds the amount of any damages which such participating Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of an Indemnitee, the Company, its directors or officers, or any person controlling the Company, and (ii) any termination of this Agreement.

          Section 10. Participation in Underwritten Registrations. An Original Holder may not participate in any underwritten offering pursuant to
Section 4 or 5 hereof unless such Holder (i) agrees to sell its

Registrable Securities on the basis provided in any underwriting arrangements which, to the extent applicable solely to the participating Original Holders, are approved by the participating Original Holders in their reasonable discretion or which, to the extent applicable to the Company and the participating Original Holders, are approved by the Company in its reasonable discretion and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents (including lock-up agreements) reasonably required under the terms of such underwriting arrangements which are not inconsistent with the terms of this Agreement.

          Section 11. Other Registration Rights. The Company agrees that it shall not enter into any agreement which provides registration rights to any Person that are inconsistent with the provisions contained in this Agreement. If the Company does become a party to such an agreement, the Company agrees that to the extent that the provisions of such agreement conflict with this Agreement, the provisions of this Agreement shall control.

          Section 12.    Rule 144 Sales.

          (a) The Company covenants that it will file the reports required to be filed by the Company under the Securities Act and the Exchange Act, so as to enable any Holder to sell Registrable Securities pursuant to Rule 144 under the Securities Act.

          (b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the selling Holders may reasonably request at least two business days prior to any sale of Registrable Securities.

          Section 13.    Miscellaneous.

          (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and Holders constituting Majority Holders; provided, however, that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Sections 1 through 12, inclusive, hereof or which would impair the rights of any Holder under such provisions, shall be effective as against any Holder of Registrable Securities, Preferred Units or Partnership Units unless consented to in writing by such Holder of Registrable Securities, Preferred Units or Partnership Units. Notice of any amendment, modification or supplement to this Agreement adopted in accordance with this
Section 13(a) shall be provided by Company to each Holder of Registrable Securities, Preferred Units or Partnership Units at least thirty (30) days prior to the effective date of such amendment, modification or supplement.

          (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier or any courier guaranteeing overnight delivery, (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 13(b), which address initially is, with respect to each Holder, the address set forth in the Partnership Agreement, or (ii) if to the Company, at One Logan Square, Suite 1105, Philadelphia, Pennsylvania.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

          (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the Company and the Holders, including without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

          (d) Headings. The headings in this Agreement are for the convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

          (f) Specific Performance. The Company and the Holders acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of another under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

          (g) Entire Agreement. This Agreement is intended by the Company as a final expression of its agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the Company in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings of the Company with respect to such subject matter.

          IN WITNESS WHEREOF, the Company has executed this Agreement as of the date first written above.

                              CORPORATE OFFICE PROPERTIES TRUST

                              By:
                                   -----------------------------
                                   Name:
                                   Title: